UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-185640 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 17, 2014, the board of directors of NorthStar Real Estate Income II, Inc. ("NorthStar Income II") approved the renewal of the advisory agreement (the “Advisory Agreement”) by and among NorthStar Income II; NorthStar Real Estate Income Operating Partnership II, LP, NorthStar Income II’s operating partnership; NS Real Estate Income Advisor II, LLC, NorthStar Income II’s advisor (the “Advisor”) and NorthStar Realty Finance Corp., NorthStar Income II's sponsor. The Advisory Agreement was renewed for an additional one-year term commencing on May 6, 2014 upon terms identical to those in effect through May 6, 2014. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Income II, including asset management services, acquisition services and stockholder services.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreement filed as an exhibit to this Current Report on Form 8-K, which agreement is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Advisory Agreement (filed as Exhibit 10.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-185640) filed with the SEC on May 2, 2013, and incorporated herein by reference)

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” "may," or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, the ability of NorthStar Income II, NorthStar Real Estate Income Operating Partnership II, LP, NS Real Estate Income Advisor II, LLC and NorthStar Realty Finance Corp. to comply with the terms of the Advisory Agreement, the impact of any losses from our properties on cash flows and returns, property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: April 24, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
Advisory Agreement (filed as Exhibit 10.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-185640) filed with the SEC on May 2, 2013, and incorporated herein by reference)

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